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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


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                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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                Date of Report (Date of earliest event reported):

                                 April 21, 2003





                          BOSTON SCIENTIFIC CORPORATION
                          -----------------------------
               (Exact name of registrant as specified in charter)



    DELAWARE                         1-11083                      04-2695240
    --------                         -------                      ----------
(State or other                    (Commission                  (IRS employer
 jurisdiction of                   file number)              identification no.)
 incorporation)


     ONE BOSTON SCIENTIFIC PLACE, NATICK, MASSACHUSETTS      01760-1537
     --------------------------------------------------      ----------
         (Address of principal executive offices)            (Zip code)



       Registrant's telephone number, including area code: (508) 650-8000


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Press Release issued by Boston Scientific Corporation dated April 21, 2003.



ITEM 9. REGULATION FD DISCLOSURE.

        On April 21, 2003, Boston Scientific Corporation (the "Company") issued a press release announcing the Company's earnings for the quarter ended March 31, 2003. In addition to disclosing results that are determined in accordance with Generally Accepted Accounting Principles (GAAP), the Company also discloses pro forma or non-GAAP results of operations that exclude certain charges. The Company reports pro forma results in order to better assess and reflect operating performance. These results are provided as a complement to results provided in accordance with GAAP. Management believes the pro forma measure helps indicate underlying trends in the Company's business, and management uses pro forma measures to establish operational goals. Earnings guidance is provided only on a pro forma basis due to the difficulty in forecasting and quantifying the amounts that would be required to be included in the GAAP measure. Pro forma information should not be considered superior to or as a substitute for GAAP measures. A copy of the release is furnished with this report as an exhibit pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

        The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BOSTON SCIENTIFIC CORPORATION


Date: April 21, 2003                  By: /s/ Lawrence C. Best
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                                          Lawrence C. Best
                                          Senior Vice President - Finance and
                                          Administration and Chief Financial
                                          Officer












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